UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant To

           Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 4, 2003

                         Commission file number 0-15815

                     Krupp Insured Plus Limited Partnership

             Massachusetts                                    04-2915281
  (State or other jurisdiction of                           (IRS employer
   incorporation or organization)                        identification no.)

   One Beacon Street, Boston, Massachusetts                      02108
   (Address of principal executive offices)                    (Zip Code)

                                 (617) 523-0066
              (Registrant's telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes |X| No |_|


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Item 5.     Other Events

            Reduction in Distribution Rate

            On June 4, 2003, the Partnership declared a quarterly distribution rate, until further notice, of $0.03 per Limited Partner interest, reduced from $0.05 per Limited Partner interest, effective with the distribution payable on August 14, 2003.


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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 Krupp Insured Plus Limited Partnership
                                 --------------------------------------
                                              (Registrant)


                                 BY: /s/ Alan Reese
                                     -------------------------------------------
                                     Alan Reese
                                     Vice-President (Chief Accounting Officer)
                                     of the Krupp Corporation, a General Partner
                                     of the Registrant

Date: June 17, 2003


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